UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) May 20, 2020
NORDSTROM, INC.
(Exact name of registrant as specified in its charter)

Washington	001-15059	91-0515058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1617 Sixth Avenue, Seattle, Washington 98101
(Address of principal executive offices)
Registrant’s telephone number, including area code (206) 628-2111
Inapplicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, without par value	JWN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On May 20, 2020, the Board approved an amendment to the Company's Bylaws (the "Amendment"). The sole amendment consisted of adjusting the size of the Board to a range of nine to eleven directors, with the exact number to be determined by resolution of the Board. The Bylaw Amendment was effective at adoption.
The Bylaws, as amended by the Amendment, are filed with this Current Report on Form 8-K as Exhibit 3.1 and are incorporated by reference herein. The foregoing summary of the Amendment is qualified in its entirety by reference to the full text of the Bylaws, as amended.
ITEM 5.07 Submission of Matters to a Vote of Security Holders
At the Annual Meeting of Shareholders of the Company held on May 20, 2020, the shareholders voted on the election of each of the Company’s eleven nominees for directors for the term of one year, the ratification of the appointment of Deloitte & Touche LLP as Independent Auditors of the Company, an advisory vote regarding executive compensation, the approval of the Company's 2019 Equity Incentive Plan and the Amended and Restated Employee Stock Purchase Plan.
The results of the voting were as follows:

Election of Directors	For	Against	Abstentions	Broker Non-Votes
Shellye L. Archambeau	120,976,831	1,741,476	149,007	17,080,615
Stacy Brown-Philpot	121,214,355	1,506,134	146,825	17,080,615
Tanya L. Domier	120,476,521	2,173,918	216,875	17,080,615
James L. Donald	122,362,507	333,751	171,056	17,080,615
Kirsten A. Green	121,219,168	1,426,243	222,903	17,080,615
Glenda G. McNeal	120,334,370	2,382,057	150,887	17,080,615
Erik B. Nordstrom	122,378,230	390,821	98,263	17,080,615
Peter E. Nordstrom	122,377,143	396,179	93,992	17,080,615
Brad D. Smith	117,045,322	5,640,017	181,975	17,080,615
Bradley D. Tilden	120,929,978	1,719,554	217,782	17,080,615
Mark J. Tritton	122,244,649	415,688	206,997	17,080,615

Ratification of the Appointment of Independent Registered Public Accounting Firm	135,608,508	4,076,117	263,304	n/a
Advisory Vote Regarding Executive Compensation	118,448,694	3,987,955	430,665	17,080,615
Approval of the Nordstrom, Inc. 2019 Equity Incentive Plan	87,301,609	35,189,788	375,917	17,080,615
Approval of the Amendment and Restatement of the Nordstrom, Inc. Employee Stock Purchase Plan	121,576,480	969,604	321,230	17,080,615
ITEM 9.01 Financial Statements and Exhibits

3.1	Bylaws, as amended on May 20, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDSTROM, INC.
(Registrant)

/s/ Ann Munson Steines
Ann Munson Steines
Executive Vice President,
General Counsel and Corporate Secretary

Date: May 26, 2020